UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2011

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)  Effective January 11, 2011, the Board of Directors of J. C. Penney Company, Inc. (“Company”) elected Michael P. Dastugue, 46, as Executive Vice President and Chief Financial Officer of the Company.  Mr. Dastugue has served as Senior Vice President, Finance of the Company’s wholly-owned operating subsidiary, J. C. Penney Corporation, Inc. (“JCP”), since February 2010.  Prior to that, Mr. Dastugue served as Senior Vice President, Director of Property Development of JCP from 2005 to 2010, and has been employed by the Company since 1991 in positions of increasing responsibility within the Finance Department.  He succeeds Robert B. Cavanaugh, 59, who will continue as an employee of JCP in the role of Special Advisor to the Chief Executive Officer until his expected retirement in January 2012.  A copy of the press release announcing these and other organizational changes is attached hereto as Exhibit 99.1.

In connection with his appointment, Mr. Dastugue will receive a base salary of $575,000.  His target incentive opportunity under the Company’s annual cash incentive compensation program will be set at 75% of his base salary and he will also receive an equity award under the Company’s long-term incentive compensation program having a market value of $1,250,000 on the date of grant.

(e) On January 10, 2011, the Company’s Board of Directors approved and adopted the J. C. Penney Corporation, Inc. Management Incentive Compensation Program, effective January 30, 2011 (“Program”).  The Program will replace the J. C. Penney Corporation, Inc. Management Incentive Compensation Program, effective December 31, 2007. The Program provides for the creation of one or more incentive compensation plans in which management associates of JCP, including the Company’s executive officers, may be eligible to participate.  Under the Program, the Human Resources and Compensation Committee of the Board, or its delegate, has the authority to establish the terms of such plans, including the performance goals to be satisfied.  Such performance goals may relate to the performance of the Company as a whole or the performance of JCP, its subsidiaries, divisions, groups, business units, stores, or any other organizational unit.  The foregoing description is qualified in its entirety by the full text of the Program, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibit 10.1	J. C. Penney Corporation, Inc. Management Incentive Compensation Program, effective January 30, 2011

  Exhibit 99.1     J. C. Penney Company, Inc. News Release issued January 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Janet Dhillon
Janet Dhillon
Executive Vice President, General Counsel
and Secretary

Date:  January 10, 2011

EXHIBIT INDEX

Exhibit Number                      Description

10.1	J. C. Penney Corporation, Inc. Management Incentive Compensation Program, effective January 30, 2011

99.1                                         J. C. Penney Company, Inc. News Release issued January 10, 2011